August 10, 2016 Q2 2016 Earnings Call Nasdaq (CGIX) THE ONCOLOGY DIAGNOSTICS PARTNER FROM BENCH TO BEDSIDE

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Forward-Looking Statements 2 These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Forms 10-K for the year ended December 31, 2015 and 10-Q for the quarter ended June 30, 2016 along with other filings with the Securities and Exchange Commission. These forward- looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

EVERYTHING WE DO AT CGI IS FOCUSED ON ONE KEY IDEA… …DELIVER INNOVATION & PATIENT VALUE BY PROVIDING THE MOST COMPREHENSIVE CAPABILITIES IN ONCOLOGY DIAGNOSTICS & PRECISION MEDICINE

Investor Highlights: Cancer Genetics Addresses the Trends in Oncology from Bench to Bedside

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Large, Global Market Opportunities	$458B GLOBAL ONCOLOGY SPEND BY 2030
Global Footprint Created by Highly Strategic M&A	3 TRANSFORMATIVE ACQUISITIONS IN 2014 & 2015
Strong & Growing Partnerships with Leading BioPharma	CONTRACTS WITH 8 of 10 TOP BIOPHARMA +650% INC. WITH BIOPHARMA[(1)] CUSTOMERS 2012-2015
Innovation Engine & Expertise Driven By Key Collaborations	15 RESEARCH COLLABORATIONS WITH LEADING INSTITUTIONS
Unique, Proprietary Portfolio of Genomic Tests & Panels	11 COMMERCIALLY LAUNCHED TESTS 49 US PATENTS AND 100+ FOREIGN PATENTS
Diversified & High Growth Revenue Streams	77% Revenue Growth 2014-2015 | 43% 4-YEAR CAGR
World-Class Management Team	100+ CUMULATIVE YEARS OF EXPERIENCE

(1) In signed contracts & potential revenue

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call 2nd Quarter 2016 Revenue Highlights 67% REVENUE GROWTHFROM Q2 2015 Q2 TOTAL REVENUE GREW FROM $4.2M TO 2015 2016 $1.5 $4.2 $7.0 $0 $4 $7 3-Year CAGR 67.1% Q 2 201 4 Q 2 201 5 Q 2 201 6 5

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Revenues By Category 6 BIOPHARMA SERVICES CLINICAL SERVICES DISCOVERY SERVICES 64% 30% 6% Q2 2015 $4.2 Mn  206% increase in clinical test volume over Q2 2015 due to enhanced portfolio in both immuno-oncology testing and our solid tumor center of excellence  Driven by support for pre-clinical and translational initiatives by research organizations  Launched 11 Immuno-Oncology clinical trials and studies focused on Solid Tumor and Blood Cancers  Over 50 new projects closed $4.2 Mn $2.5 Mn $0.2 Mn 60% 36% 4% Q2 2016 $7.0 Mn

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Q2 2016 Revenue Trends & Drivers 7  Negotiated and executed over 50 new contracts and project extensions for biopharma testing throughout CGI.  $6+ million in biopharma contracts closed during Q1 2016; contracts will deliver future revenue during 2016-18.  Total Q2 2016 clinical services test count reached over 7,100 tests, an increase of more than 200% over Q2 2015 and an 8% increase over Q1 2016.  CGI brought its total number of immuno-oncology trials for testing and validation services to 20, which is up significantly from 12 during Q1 2016. 3 12 20 Q 4 2 0 1 5 Q 1 2 0 1 6 Q 2 2 0 1 6 # of Immuno-Oncology Trials 37 41 47 Q 4 2 0 1 5 Q 1 2 0 1 6 Q 2 2 0 1 6 Biopharma Signed Contracts (Expected Revenue $ in Millions) $ $ $

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Q2 2016 Corporate Highlights 8  Launched a proprietary comprehensive next-generation sequencing panel FOCUS::Lymphoma™ with CLIA validation to apply in both clinical care and trials by biotech and pharmaceutical companies.  FOCUS::CLL™ became the first New York State-Approved NGS panel targeting diagnosis and prognosis in chronic lymphocytic leukemia.  Announced offering of multiple FDA-approved PD-L1 tests, including those by Dako and Ventana for lung cancer and urothelial cancer, respectively.  Announced the acceptance of a poster at USCAP highlighting the actionable, clinical value of the FDA-cleared Tissue of Origin test.  Added healthcare industry-veteran John “Jay” Roberts as COO and EVP of Finance

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Q2 2016 Collaboration Highlights 9  Biopharmaceutical company, H3 Biomedicine Inc. (H3), selected CGI to provide clinical biomarker services for H3’s lead oncology drug candidate H3B-8800, an anticancer therapeutic agent being developed for the potential treatment of select hematologic (blood based) cancers.  CGI and Sayre Therapeutics entered into a distribution agreement to commercialize CGI’s FDA-cleared Tissue of Origin test throughout India and South Asia.  Announced results at ASCO with HTG, Keck School of Medicine at USC and Japan Clinical Cancer Research Organization of using immune- related genes to identify subtypes of patients associated with clinical outcome in metastatic colon cancer.

Our Three Pillars of Innovation

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I. UNIQUE CONTENT VIA PARTNERSHIPS & COLLABORATIONS

- **Mayo Clinic**
  Oncospire Genomics joint venture targeting hematological cancers
- **Columbia University**
  Genomic signatures for myelodysplastic syndromes and AML
- **Huntsman Cancer Center**
  Patient response to kidney cancer frontline therapies

II. IMMUNO-ONCOLOGY CAPABILITIES THAT ARE INDUSTRY LEADING

- **HTG Collaboration**
  Expression of genes implicated in patient immune responses to tumors
- **Dako / Ventana CDx**
  Dako 22C3 and Ventana SP263 CDx test for KEYTRUDA®
- **Unique Immunophentotyping Panel**
  Commercialization of Comprehensive IO Panel via FLOW Cytometry

III. LIQUID BIOPSY HIGH SENSITIVITY CELL-FREE ANALYSIS

- **Portfolio Updates**
  Anticipated launch of focused, multi-gene liquid biopsy tests for lung and renal cancer in upcoming quarters
- **Omcomine™Lung cfDNA Assay**
  Detection levels down to 0.1% with 90% sensitivity and >98% specificity for point mutations and indels using only a single blood sample

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call Summary Statement of Operations 11 Income Statement Item ($ in Thousands) Q2 2015 Q1 2016 Q2 2016 Revenue $4,185 $6,068 $7,000 Gross Profit 1,088 1,965 2,716 Gross Margin (%) 26% 32% 39% Research & Development (R&D) 1,256 1,532 1,680 Sales & Marketing (S&M) 1,184 1,298 1,379 General & Administrative (G&A) 3,062 4,318 3,658 Operating Profit (Loss) (4,414) (5,183) (4,001) Net Income (Loss) (4,980) (5,254) (4,028) Balance Sheet Information ($ in Thousands) Actual 06/30/16 Cash $10,552 Stockholders’ Equity 29,159

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call 12  Revenues were $7.0 million, a 67% increase over Q2 2015 revenues of $4.2 million, and 15% sequential growth over Q1 2016.  Revenue from Biopharma Services grew 26% and Clinical Services increased by 4% sequentially over Q1 2016.  Gross profit margins improved to 39% an improvement from 26% in Q2 2015 and a sequential increase from 32% during Q1 2016.  Total cash was $10.6 million. Q2 2016 Financial Highlights: Revenue $4.0 $5.5 $6.1 $7.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Trailing 12-Month Revenue Growth ($ in Millions)

Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2016 Earnings Call 13  Expenses for the quarter were $11.0 million, a 2.2% improvement over Q1 2016 expenses of $11.3 million.  COGS was $4.3 million, a modest 4% increase over Q1 2016 while revenue grew 15%.  G&A expenses were $3.7 million, a 15% improvement over Q1 2016.  S&M expenses were $1.4 million.  R&D expenses were $1.7 million, a 10% increase over Q1 2016 as a result of developing the immuno-oncology offering and validation of the new NGS panels.  One-time costs during Q2, including severance-related items, were ~$400 K.  Operating loss for Q2 2016 was $4.0 million, and net loss was $4.03 million, a sequential improvement of $1.2 or ~23% over operating and net losses in Q1 2016. Q2 2016 Financial Highlights: Expenses $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q2 2015 Q1 2016 Q2 2016 Operating Loss Net Loss Operating Loss and Net Loss

THE ONCOLOGY DIAGNOSTICS PARTNER FROM BENCH TO BEDSIDE WWW.CGIX.COM WWW.CANCERGENETICS.COM CGI Headquarters 201 Route 17 North Rutherford, NJ 07070 Phone: +1 201-528-9200 Fax: +1 201-528-9235 RUTHERFORD, NJ Research Triangle Park 133 Southcenter Court Morrisville, NC 27569 Phone: +1 919-465-0100 Fax: +1 919-465-0554 RALEIGH, NC LOS ANGELES, CA 1640 Marengo Street Fourth Floor Los Angeles, CA 90033 Phone: +1 323-224-3900 Fax: +1 323-224-3096 #3-1-135/1A CNR Complex Mallapur Main Road, R.R. Dst. Hyderabad – 500 076, Telangana Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 HYDERABAD, INDIA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 SHANGHAI, CHINA